ACQUISITION	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
ACQUISITION

NOTE 3 – ACQUISITION

On November 7, 2016, Hip Cuisine Inc. has incorporated Rawkin Juice Inc., a California corporation as the wholly owned subsidiary of Hip Cuisine Inc. in which Hip Cuisine Inc. holds 100% of Rawkin Juice Inc.’s 1,000,000 at a purchase price of $1,000. The acquisition of Rawkin Juice Inc. met the definition of a business in accordance with FASB ASC Topic 805, "Business Combinations". As such, the Company accounted for the acquisition as a business combination.

Management determined that Hip Cuisine Inc. was the acquirer in the business combination in accordance with FASB ASC Topic 805, "Business Combinations," based on the following factors: (i) the Company's pre-transaction directors retained the all voting rights of the Company post-transaction; (ii) the composition of the Company's current board of directors and management was the result of the appointment by the Company's pre-transaction directors.

On October 24, 2016, Hip Cuisine Inc. entered into an Asset Purchase Agreement with Rawkin Bliss LLC, a California limited liability company, whereby Hip Cuisine Inc. has agreed to acquire the net assets of Rawkin Bliss LLC.

On December 14, 2016, Rawkin Juice Inc., as a wholly-owned subsidiary of Hip Cuisine, Inc., has acquired the net assets from Rawkin Bliss LLC in exchange for the assumption of certain liabilities of the Rawkin Bliss LLC which has wound-down as of December 2016.

The net assets acquired by Rawkin Juice Inc. from Rawkin Bliss LLC in December 2016 is summarized as follows:

Net Assets Acquisition
Cash and cash equivalents	$103,293
Prepaid and deposits	5,000
Property, plant and equipment, net	166,000
Goodwill	37,894
Accounts payable and accrued liabilities	(12,187)
Note payables	(300,000)
$-

Revenues of $15,120 and net loss of $2,718 since the acquisition date are included in the consolidated statements of operations for the year ended December 31, 2016.